Exhibit 10.4
February 24, 2006

Mr. James G. Reindl, Chairman
Lounsberry Holdings II, Inc.
One Bella Drive
Westminster, MA 01473

                                       Re:  Subscription Agreement

Dear Sirs:

      Pursuant to a private offering, the undersigned (the "Subscriber") hereby subscribes for 1,700,000 shares (the "Shares") of common stock, par value $0.0001 per share ("Common Stock"), of the Lounsberry Holdings II, Inc., a Delaware corporation (the "Company"), as follows.

      1. Subscription. The Subscriber hereby agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, the Shares for a purchase price of $500,000.

      2. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as follows:

            (a) The Company is a corporation duly organized and existing in good standing under the laws of the state of Delaware.

            (b) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Shares pursuant to this Agreement. The execution, delivery and performance of this Agreement and the issuance of the Shares have been duly authorized by the Company's board of directors. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other laws of general application affecting the rights of creditors generally and subject to the exercise of judicial discretion as to the application of principles of equity, regardless of whether such principles are applied by a court of law or equity.

            (c) The Shares have been duly authorized and reserved for issuance. When issued pursuant to this Agreement upon payment of the consideration provided in this Agreement, the Shares will be validly issued, fully paid and non-assessable and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

      3. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to, and covenants and agrees with, the Company as follows:

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

            (a) The Subscriber understands that the offer and sale of the Shares is being made only by means of this Agreement. In deciding to subscribe for Shares, the Subscriber has not considered any information other than that contained in this Agreement. In particular, the Subscriber understands that the Company has not authorized the use of, and the Subscriber confirms that he or she is not relying upon, any other information, written or oral, other than material contained in this Agreement. The Subscriber is aware that the purchase of the Shares involves a high degree of risk and that the Subscriber may sustain, and has the financial ability to sustain, the loss of his or her entire investment. The Subscriber understand that the proceeds from the sale of the Shares will be used in connection with the purchase by the Company of all of the issued and outstanding capital stock of Ranor, Inc. The Subscriber understands that no assurance can be given that the Company will be profitable in the future. There is no market for the Shares and there is no assurance that the Common Stock will be listed on the OTC Bulleting Board, the Nasdaq Stock Market or any stock exchange, and that the Company may need additional financing and the failure of the Company to raise additional funds when required, may have a material adverse effect upon its business. Furthermore, in subscribing for the Shares, the Subscriber acknowledges that the Company has not made, and the Subscriber is not relying in any manner upon, any projections or forecasts of future operations. The Subscriber has had the opportunity to ask questions of, and receive answers from, the Company's management regarding the Company.

            (b) The Subscriber represents to the Company that it (i) is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act, (ii) understands that in order to be treated as an accredited investor, the Subscriber must meet one of the tests for an accredited investor set forth on Exhibit A to this Agreement, and (iii) has read Exhibit A and is an accredited investor as set forth on the signature page of this Agreement. The Subscriber further represents that he or she has such knowledge and experience in financial and business matters as to enable him or her to understand the nature and extent of the risks involved in purchasing the Shares. The Subscriber is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Subscriber can afford to sustain the loss of his or her entire investment, and the Subscriber's purchase of the Shares is being made from funds which the Subscriber has allocated to high risk, illiquid investments and such funds are not required by the Subscriber to meet his or her normal expenses. The Subscriber has engaged his or her own counsel and accountants to the extent that he or she deems it necessary.

            (c) All of the information provided by the Subscriber in his Confidential Investor Questionnaire (the "Questionnaire"), is true and correct in all material respects. The Subscriber acknowledges that the Company is relying on such statements and the Subscriber's representations contained in this Agreement in executing this Agreement and issuing the Shares, and the Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, controlling persons and counsel from and against all manner of loss, liability, damage or expense (including fees and expenses of counsel) which they or any of them may incur as a result of any material misstatement of fact or omission of a material fact set forth in the Subscriber's Questionnaire or as a result of any misrepresentation by the Subscriber in this Agreement. The Subscriber further agrees to notify the Company immediately upon the occurrence of any event which makes the information contained in the Subscriber's Questionnaire inaccurate or misleading in any material respect.


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            (d) The Subscriber is acquiring the Shares pursuant to this
Agreement for investment and not with a view to the sale or distribution thereof, for its own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Shares; is aware that the Securities are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Shares bear the Company's standard investment legend. The Subscriber understands the meaning of these restrictions.

            (e) The Subscriber will not transfer the Shares except in compliance with all applicable Federal and state securities laws and regulations. The Subscriber understands and agrees that the Company is not obligated to recognize any transfer of the Shares unless it is satisfied that there has been compliance with such securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

            (f) The Subscriber has been informed by the Company that the issuance of the Shares pursuant to this Agreement will be exempt under Section 4(2) or 4(6) of the Securities Act and/or Regulation D, and in particular, Rule 506, of the Commission under the Securities Act and applicable exemption under state securities laws, and the Subscriber understands that such exemption is dependent upon the accuracy of the information contained in the Subscriber's Questionnaire and the Subscriber's representations set forth in this Agreement.

            (g) The Subscriber represents and warrants that no broker or finder was involved directly or indirectly in connection with the Subscriber's purchase of the Shares pursuant to this Agreement. The Subscriber shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Subscriber's warranty contained in this Section 3(g).

            (h) To the extent that the Subscriber has deemed it necessary, the Subscriber has consulted his or her own legal, accounting, tax, investment and other advisors.

            (i) If the Subscriber is a corporation, all corporate action necessary for the execution, delivery and performance by the Subscriber has been taken and the person executing this Agreement on behalf of the Subscriber is an authorized officer of the Subscriber. If the Subscriber is a limited partnership or limited liability company, the person executing this Agreement is a general partner or managing member of the Subscriber. If the Subscriber is a trust, estate or other fiduciary, the person executing this Agreement is the trustee, executor, administrator or other fiduciary.

            (j) The Subscriber understands that it has registration rights set forth in Exhibit B to this Agreement.

            (k) The Subscriber has not received and is not aware of any solicitation or advertising in connection with the offering of the Shares.


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

      4. Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares in connection with the acquisition of Ranor, Inc.

Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier of receipt of transmission is confirmed or if transmission is confirmed by mail as provided in this Section 5. Notices shall be deemed to have been received on the date of personal delivery or telecopy or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the fifth
(5th) business day after the date of mailing. Notices shall be sent to the Company at One Bella Drive, Westminster, MA 01473, telecopier ( ) - , Attention of James Reindl, Chairman, and to the Subscriber at its address and telecopier number set forth on the signature page or to such other address as any party shall designate in the manner provided in this Section 5.

      5. Miscellaneous.

            (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each party hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement or any document or instrument delivered with respect to this Agreement and/or the Shares shall be brought exclusively in any Federal or state court in the County of New York, State of New York, and (ii) irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts. In any such litigation, each party waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made by in the manner for giving of notices provided for in Section 4 of this Agreement (other than by telecopier) and waives any defense that such forum is not a convenient forum.

            (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

            (d) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.


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

            (e) Each party shall, without payment of any additional consideration by any other party, at any time on or after the sale of the Shares take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

            (f) If the Subscriber is a resident of a state set forth in Exhibit C to this Agreement or if the Subscriber negotiates the purchase of the Shares from or receives the Disclosure Documents while in Florida, the provisions of such Exhibit relating to the Subscriber's purchase of the Shares are incorporated as if set forth in full in this Agreement.

            (g) All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural, and the plural shall include the singular.

            (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

            (i) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

      Please confirm your agreement with the foregoing by signing this Agreement where indicated.

                         [Signatures on following page]


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      Please confirm your agreement with the foregoing by signing this Agreement where indicated.

                                       Very truly yours,
                                       STANOFF CORPORATION


                                       By: /s/ Howard Weingrow
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:  President
                                             -----------------------------------

Address:805 Third Ave, NYC 10022
        ------------------------------------------------------------------------


Telecopier Number:
                  --------------------------

e-mail:
       -------------------------------------

Taxpayer ID No.:
                 ---------------------------

The undersigned is an accredited investor under the following Item(s) in Exhibit
A:
  ---------------------

Accepted this 24 day of February, 2006


LOUNSBERRY HOLDINGS II, INC.


By: /s/ James G. Reindl
   -----------------------------------------
   James G. Reindl, Chairman



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                                                                       Exhibit A
                              Accredited Investors

A Subscriber who meets any one of the following tests is an accredited investor:

      (a) The Subscriber is an individual who has a net worth, or joint net worth with the Subscriber's spouse, of at least $1,000,000.

      (b) The Subscriber is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Subscriber's spouse) for the past two years, and the Subscriber has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Subscriber's spouse) for the current year.

      (c) The Subscriber is an officer or director of the Company.

      (d) The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

      (e) The Subscriber is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

      (f) The Subscriber is an insurance company as defined in section 2(13) of the Securities Act.

      (g) The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

      (h) The Subscriber is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

      (i) The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

      (j) The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

      (k) The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

      (l) The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

      (m) The Subscriber is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

      If an individual investor qualifies as an accredited investor, such individual may purchase the Units in the name of his or her individual retirement account ("IRA").

                                                                       Exhibit B

                               Registration Rights

                                See Exhibit 10.5

                                                                       Exhibit C
                              State Representations

         The following provisions are an integral part of this Agreement if the Subscriber is a resident of the following state(s).

      1. Florida

      If the Subscriber is a Florida resident or if the offer or sale occurs in Florida or if the Disclosure Material is delivered in Florida, the following shall apply:

      Pursuant to Section 517.061(11)(a)(5) of the Florida Statutes, Florida investors have a three day right to rescission. If a Florida resident has executed a subscription agreement, he or she may elect, within three business days after signing the subscription agreement, to withdraw from the subscription agreement and receive a full refund and return (without interest) of any money paid by him or her. A Florida resident's withdrawal will be without any further liability to any person. To accomplish such withdrawal, a Florida resident need only send a letter or telegram to the issuer at One Bella Drive, Westminster, MA 01473, Attention of James Reindl, Chairman, indicating his or her intention to withdraw. Such letter or telegram must be sent and postmarked prior to the end of the aforementioned third business day. If a Florida resident sends a letter, it is prudent to sent it by certified mail, return receipt requested, to insure that it is received and also to evidence the time and date when it is mailed. Should a Florida resident make this request orally, he or she should ask for written confirmation that his or her request has been received.

      2. Pennsylvania

      If the Subscriber is a Pennsylvania resident, the following shall apply:

      Each person who accepts an offer to purchase securities exempted from registration by Section 203(d) of the Pennsylvania Securities Act of 1972, as amended, directly from the issuer or affiliate of the issuer, shall have the right to withdraw his or her acceptance without incurring any liability to the seller, underwriter (if any) or any other person within two business days from the date of receipt by the issuer of his or her written binding contract of purchase or, in the case of a transaction in which there is no binding contract of purchase, within two business days after he or she makes the initial payment for the securities being offered.

      Each Pennsylvania investor is prohibited from selling his or her Units for a period of twelve months from the date of his or her purchase.



                                      C-1